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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                NOVEMBER 5, 2003

                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-30242                 72-1449411
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)

                                 (225) 926-1000
              (Registrants' telephone number, including area code)

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Item 12.   Results of Operations and Financial Condition.

           On November 5, 2003, Lamar Advertising Company announced via press release its results for the third quarter of 2003. A copy of Lamar's press release is hereby furnished to the Commission and incorporated by reference herein as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2003                LAMAR ADVERTISING COMPANY

                                       By: /s/ Keith A. Istre
                                           -------------------------------------
                                           Keith A. Istre
                                           Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
-----------      --------------------------------------------------------------
99.1             Press Release of Lamar Advertising Company, dated November 5,
                 2003, reporting Lamar's financial results for the third
                 quarter of 2003.




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